Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.21

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Google Enterprise Order Form	Google Maps for Work (New)

Customer	Uber Technologies, Inc.

Prepared by

[***] [***]@google.com [***]	Google Inc. 1600 Amphitheatre Parkway Mountain View, California 94043 United States

Prepared for

Contact Name	[***]	Technical Contact Name	[***]

Contact Email	[***]@uber.com	Technical Contact Email	[***]@uber.com

Contact Phone	[***]	Technical Contact Phone	[***]

Customer Name	Uber Technologies Inc.	Off-Domain Admin Email	N/A

Contact Address	1455 Market Street, 4th floor San Francisco, CA 94103

Bill To Contact	[***]	Ship To Contact	[***]

Bill To Name	Uber Technologies Inc.	Ship To Contact Name	Uber Technologies Inc.

Bill To	1455 Market Street, 4th floor San Francisco, CA 94103	Ship To	1455 Market Street, 4th floor San Francisco, CA 94103

Bill To Email	[***]@uber.com	Ship To Contact Email	[***]@uber.com

Bill To Phone	[***]	Ship To Contact Phone	[***]

Total [***] Fees include usage of the following APIs up to the following usage limits:

(1) Google Places API (Google Places API Web Service): [***] queries;

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Pursuant to 17 C.F.R. Section 200.83

(2) Google Maps API (Google Static Maps API + Google Maps JavaScript API + Google Maps Android API + Google Maps SDK for iOS): [***] Map Loads; and

(3) Google Maps API Web Services (Geocoding, Directions): [***] queries.

An initial rate limit of [***] applies to Customer’s use of Geocoding API, Directions API, and Places API. To provision Customer with higher-than-standard rate limits, Google uses specific QPS uplift SKUs for Geocoding API and Directions API; a QPS uplift SKU is not required for Places API. Upon request, Google will use commercially reasonable efforts to adjust QPS limits based on Customer’s usage.

Certain fees are denominated below as [***] because the [***].

I.	[***] Fees for Approved Customer Implementations within Use Limits.

The Service Provisioning Date is [***].

Row	SKU	SKU Description and License Term	SKU Quantity	Fees per SKU Unit (USD)	Total Fees (USD)
1	GM-	License for Google Places API ([***] queries), Google Maps API ([***]Map Loads) and Google Maps API Web Services (Geocoding, Directions [***] queries in total) as described above; [***]	[***]	[***]	[***]

2	GPB-ZGT-INT [***]- OEM*	Google Places API license for EXT, INT, OEM use. Includes Google Places API Web Service and Zagat content. [***] queries per SKU unit. [***].	[***]	[***]	[***]

3	GM-INT- [***]-OEM	Google Maps for Work license for EXT, INT, OEM use. Includes Maps JavaScript API, Static Maps API, Directions API, and Geocoding API. [***] map loads per SKU unit. [***].	[***]	[***]	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

4	GM-MOBILE- INT-[***]-OEM	Google Maps for Work license for EXT, INT, OEM use. Includes Google Maps Android API and Google Mobile SDK for iOS. [***] map loads per SKU unit. [***].	[***]	[***]	[***]

5	GM-GEO- [***]-OEM	Google Maps for Work license for EXT, INT, OEM use. Upgrade: [***] Geocoding API queries per day (QPD). [***].	[***]	[***]	[***]

6	GM-GEO- [***]-OEM	Google Maps for Work license for EXT, INT, OEM use. Upgrade: additional [***].[***].	[***]	[***]	[***]

7	GM-DRV- [***]-OEM	Google Maps for Work license for EXT, INT, OEM use. Upgrade: additional [***] Directions API [***].[***].	[***]	[***]	[***]

8	GM-DRV- [***]-OEM	Google Maps for Work license for EXT, INT, OEM use. Upgrade: [***] Directions API [***].	[***]	[***]	[***]

Total [***] Fees (excluding Taxes): USD [***] **

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

II.	Variable Fees for Approved Customer Implementations above Use Limits (Overages).

Row	SKU	SKU Description and License Term	Fees per SKU Unit (USD)
1	GPB-ZGT- INT[***] - OEM*	Google Places API license for EXT, INT, OEM use. Includes Google Places API Web Service and Zagat content. Overage: [***]queries per SKU unit in excess of Use Limits.	[***]

2	GM-INT-[***]-OEM	Google Maps for Work license for EXT, INT, OEM use. Includes Google Maps JavaScript API, Static Maps API, Geocoding API, and Directions API. Overage: [***] map loads in excess of Use Limits.[***]

3	GM-MOBILE- INT-[***]-OEM	Google Maps for Work license for EXT, INT, OEM use. Includes Google Maps Android API and Google Mobile SDK for iOS. Overage: [***] map loads in excess of Use Limits.[***]

4	Not applicable	Google Maps for Work license for EXT, INT, OEM use. Includes Google Geocoding API and Directions API. [***] queries in excess of Use Limits.[***]

III.	Variable Fees for New Customer Implementations.

Row	Product Description	Fees per SKU Unit (USD)
1	Google Places API license for EXT, INT, OEM use. Includes Google Places API Web Service and Zagat content. Upgrade: [***] queries per SKU unit for new application. Maximum of [***] queries.*	[***]

2	Google Maps for Work license for EXT, INT, OEM use. Includes Google Maps JavaScript API, Static Maps API, Geocoding API, and Directions API. Upgrade: [***] map loads per SKU unit for new application. Maximum of [***] map loads for rows 2 and 3 combined.	[***]

3	Google Maps for Work license for EXT, INT, OEM use. Includes Google Maps Android API and Google Mobile SDK for iOS. Upgrade: [***] map loads per SKU unit for new application. Maximum of [***] map loads for rows 2 and 3 combined.	[***]

4	Google Maps for Work license for EXT, INT, OEM use. Includes Google Geocoding API and Directions API. Overage: additional [***] queries in excess of Use Limits. Maximum of [***] queries.	[***]

*

If Customer gives Google 30 days prior written notice, Customer may switch from Google Places API Web Service to Google Places API for Android and Google Places API for iOS under the same licensing, pricing, and other terms specified under the applicable Google Places API Web Service SKU. Google will issue a revised ordering document if Customer exercises this option.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

**

Additional Fees will apply if Customer (1) exceeds applicable Use Limits for Approved Customer Implementations; or (2) implements New Customer Implementations. Additional Fees are not included in the [***] Fees listed above because they are subject to variable pricing, so those Fees can only be calculated after actual implementation.

All offered prices are valid until 2015-10-31

No Purchase Order Required

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Agreement Documents:

A.	Order Form

	Order Form Attachment:	Attachment 1 (Fees and Invoicing)

B.	Master Agreement:	Google Maps for Work

Master Agreement Attachments:
Attachment 1 (Uber Consumer-facing Route Display Features: UI Screen Shots)

C.	Service Addendum A:	Google Maps APIs

	Service Addendum A Attachment:	Attachment 1 (Approved Customer Implementations and New Customer Implementations)

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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ATTACHMENT

TO

ORDER FORM:

Fees and Invoicing

1.	[***] Fees for Approved Customer Implementations within Use Limits.

In exchange for Customer’s use of the Services and Content as described in this Agreement (including Service Addendum A), Google will bill Customer a [***] of USD [***] during the License Term. The USD [***] will be invoiced in the following manner:

1.1	Initial payment: USD [***] will be invoiced on or after the Services Provisioning Date (as defined in the Order Form).

1.2	Second payment: USD [***] will be invoiced on the earlier of:

(a)	30 days before the first anniversary of the Services Provisioning Date; or

(b)	the date Customer’s usage exceeds one-third of the applicable Use Limits for Places API, Maps API, or Geocoding/Directions API, meaning the date Customer’s usage exceeds:

(i)	[***] Places API Queries;

(ii)	[***] Maps API Map Loads; or

(iii)	[***] Geocoding/Directions Queries.

1.3	Third payment: USD [***] will be invoiced on the earlier of:

(a)	30 days before the second anniversary of the Services Provisioning Date; or

(b)	the date Customer’s usage exceeds two-thirds of the applicable Use Limits for Places API, Maps API, or Geocoding/Directions API, meaning the date Customer’s usage exceeds:

(i)	[***] Places API Queries;

(ii)	[***] Maps API Map Loads; or

(iii)	[***] Geocoding/Directions Queries.

2.	Variable Fees for Approved Customer Implementations above Use Limits (Overages).

If Customer’s usage of the Services for Approved Customer Implementations exceeds the applicable Use Limits, then at the end of each applicable calendar quarter, Google will invoice Customer for all such Overages at the variable rates listed in the Order Form.

3.	Variable Fees for New Customer Implementations.

If Customer uses the Services for New Customer Implementations, then for each applicable calendar quarter, Google will invoice Customer for all such usage at the variable rates listed in the Order Form.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

MASTER AGREEMENT:

Google Maps for Work

This Google Maps for Work Master Agreement (this “Master Agreement”) is between Google Inc., whose principal place of business is at 1600 Amphitheatre Parkway, Mountain View, CA 94043 (“Google”) and Uber Technologies, Inc., whose principal place of business is at 1455 Market Street, San Francisco, CA 94103 (“Customer”). This Master Agreement will be effective as of the date the Master Agreement is fully signed by the parties (the “Master Agreement Effective Date”).

Background

A.	This Master Agreement contains general terms applicable to all Google Maps for Work Services.

B.	Depending on the specific Services that Customer orders in an Order Form, Customer will also enter into separate Service Addendum(s) covering those specific Services.

Agreement

1.	Definitions and Interpretation. In this Master Agreement:

1.1	“Affiliate” means any entity that directly or indirectly controls, is controlled by, or is under common control with that party.

1.2	“Agreement” has the meaning in Section 2.2 (Agreements).

1.3

“Anti-Bribery Laws” means all applicable commercial and public anti-bribery laws, (for example, the U.S. Foreign Corrupt Practices Act of 1977 and the UK Bribery Act 2010), which prohibit corrupt offers of anything of value, either directly or indirectly, to anyone, including government officials, to obtain or keep business or to secure any other improper commercial advantage. “Government officials” include any government employee; candidate for public office; and employee of government-owned or government-controlled companies, public international organizations, and political parties.

1.4	“Approved Customer Implementations” means the Customer Implementations listed in Service Addendum A, Attachment 1, Section 1 (Maps APIs Addendum: Approved Customer Implementations).

1.5	“Brand Features” means each party’s trade names, trademarks, logos, domain names, and other distinctive brand features.

1.6

“Confidential Information” means information that one party (or an Affiliate) discloses to the other party under an Agreement, and that is marked as confidential or would normally be considered confidential information under the circumstances. It does not include information that is independently developed by the recipient without access to or use of the discloser’s Confidential Information, is rightfully given to the recipient by a third party without confidentiality obligations, or becomes public through no fault of the recipient. Google’s Confidential Information includes the Services’ pricing and specific functionality.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

1.7	“Content” means any content provided by Google through the Services (whether created by Google or its third party licensors), including map and terrain data, photographic imagery, and traffic data.

1.8	“Customer Data” means data points or search terms (for example, latitude/longitude coordinates or IP addresses) that Customer submits to Google under an Agreement.

1.9

“Customer Implementation” means Customer’s internal or external website(s) and software application(s) (or features of those websites or applications) that (a) incorporate the Services in order to obtain and display Content in conjunction with Customer Data; and (b) are listed on the Order Form (or added under Maps APIs Addendum Section 4.4 (Customer Applications)).

1.10	“End User” means an individual human end user of the Customer Implementation.

1.11

“Export Control Laws” means all applicable export and re-export control laws and regulations, including any applicable munitions- or defense-related regulations (for example, the International Traffic in Arms Regulations maintained by the U.S. Department of State).

1.12	“Fees” means the fees for the applicable Services, as listed in an Order Form.

1.13	“Google API(s)” means the Google application programming interfaces at https://developers.google.com/products/.

1.14	“Google Maps” means the Google service at https://www.google.com/maps.

1.15	“including” means “including but not limited to”.

1.16

“Intellectual Property Rights” means all patent rights, copyrights, trademark rights, rights in trade secrets, database rights, moral rights and any other intellectual property rights (registered or unregistered) throughout the world.

1.17	“License Term” means the period during which Customer is authorized to use the Services under each Agreement, as described in each Agreement’s Order Form.

1.18	“New Customer Implementations” means Customer Implementations that meet the criteria in Service Addendum A, Attachment 1, Section 2 (Maps APIs Addendum: New Customer Implementations).

1.19	“Order Form” means an order form signed by Customer and Google subject to the Agreement containing:

(A)	SKU(s);

(B)	SKU description(s) (including applicable License Term(s));

(C)	authorized domains and applications where the Services may be used;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(D)	billing units (for example, the number of Map Loads, Assets Tracked, Queries, or all of the above, as defined in the applicable Service Addendum(s));

(E)	quantity of Services / Use Limits; and

(F)	Fees.

1.20	“Prohibited Territory” means the countries listed at http://www.google.com/work/earthmaps/legal/us/maps_prohibited_territory.html.

1.21

“Service Addendum” means a document signed by both parties that incorporates the terms of this Master Agreement and describes the specific terms and conditions applicable to that particular addendum’s Services.

1.22	“Service Documentation” means the Service documentation at https://developers.google.com/maps/documentation/business/.

1.23

“Service(s)” means the Google services as described in the applicable Agreement’s Service Addendum. The term “Service(s)” may have a more detailed supplementary definition in each respective Service Addendum.

1.24	“SKU” means stock keeping unit, a unique identifier for each distinct service that Customer can purchase under an Agreement.

1.25	“Taxes” means all applicable government-collected taxes, except for taxes based on Google’s net income, net worth, asset value, property value, or employment.

1.26

“Technical Support Services Guidelines” means Google’s then-current guidelines for Service specific technical support services, accessible at the URL provided in the applicable Service Addendum (or such other URL as Google may provide).

1.27

“Term” means the term of this Master Agreement, which will begin on the Master Agreement Effective Date and continue until the earlier of: (a) the termination of all Agreements; or (b) termination of this Master Agreement.

1.28	“Uber Consumer” means an End User of the Uber Consumer App.

1.29	“Uber Consumer App” means Customer’s free, publicly-available application through which End Users may request a ride or an item for delivery.

1.30	“Uber Driver” means an End User of the Uber Driver App.

1.31	“Uber Driver App” means a Customer Implementation that is a free-to-download application made available to Uber Drivers through which Uber Drivers can accept passenger and item pick-up requests.

1.32

“URL Terms” are those uniform resource locator addresses provided by Google in each Service Addendum that refer to applicable Google policies and terms of service. The term “URL Terms” may have a more detailed supplementary definition in each respective Service Addendum.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

1.33

“Use Limit” means the limit for Customer’s use of the Services, as listed on the Order Form or provided to Customer within the applicable Service Documentation (at the URL listed in the applicable Service Addendum).

1.34	Any examples in this Master Agreement are illustrative and not the sole examples of a particular concept.

1.35	Google may provide updated URL locations and terms for any URLs listed in an Agreement, subject to Section 3.4 (Modifications to the URL Terms).

2.	Governing Documents.

2.1	Master Agreement. This Master Agreement will apply to all Google Maps-related Google for Work Services that Customer orders in an Order Form.

2.2	Agreements.

(A)	Each Order Form will form a separate (and separately terminable) agreement (an “Agreement”) between Customer and Google incorporating:

(1)	the Order Form;

(2)	the applicable Service Addendum;

(3)	this Master Agreement; and

(4)	the URL Terms.

(B)

The term “Agreement” under this Section 2.2 does not include the separate agreements between the parties relating to different subjects than those specified in the Master Agreement and Service Addendum(s) (for example, the letter agreements dated August 1, 2013, the Series C-1 Preferred Stock Purchase Agreement dated as of August 1, 2013, the Series D Preferred Stock Purchase Agreement dated as of June 6, 2014, the side letter dated June 6, 2014, the Amended and Restated Investors’ Rights Agreement dated as of December 4, 2014, the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of December 4, 2014, the Amended and Restated Voting Agreement dated as of December 4, 2014, or the Google-Uber Integration Agreement dated December 19, 2014, each as may be amended to date).

2.3

Order of Precedence. If any documents conflict, the parties will interpret them in descending order of precedence in the order listed in Section 2.2(A)(1) through (4). For example, if there is a conflict between the Order Form and the applicable Service Addendum, the Order Form will take precedence.

3.	Terms of Service.

3.1	Service-Specific Terms. Each Service Addendum will contain the applicable licenses and other Service-specific terms governing Customer’s use of the Services.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

3.2	Technical Support Services.

(A)

Subject to Customer’s compliance with the applicable Agreement (including payment of all applicable Fees and Taxes), Google will provide Customer with technical support services during the License Term in accordance with the Order Form and the Technical Support Services Guidelines.

(B)	If an Order Form or Service Addendum does not identify a support level, then Google will provide standard or basic technical support services as described in the Technical Support Services Guidelines.

(C)	Customer will implement technical updates in accordance with the Technical Support Services Guidelines.

3.3

Updates to the Services. Google may update the Services as long as (a) the updates are applied generally to Google’s similarly-situated customers and do not discriminate against Customer with respect to any changes to or operation of the Services (including Technical Support Services) or the Content; and (b) the Services and Content materially conform to the Services Description (as defined in the applicable Service Addendum) that was in effect on the applicable Service Addendum’s effective date. Google will notify Customer of material updates to the Services if Customer has subscribed at google.com/enterprise/portal to receive notices.

3.4	Modifications to the URL Terms.

(A)

Google may make commercially reasonable modifications to the URL Terms applicable to an Agreement. Google will notify Customer of material modifications to the URL Terms if Customer has subscribed at google.com/enterprise/portal to receive notices.

(B)

If Google materially modifies the URL Terms and Customer reasonably determines in its good faith business discretion that such modification has a material adverse impact on Customer and provides a reasonable and specific written explanation of that material adverse impact, Customer may notify Google within 30 days after receiving notice of the modification and remain subject to the URL Terms that were in effect prior to the applicable modification, until the applicable Agreement renewal date, unless the modification to the URL Terms is (1) in response to a court order or to comply with applicable law; or (2) related to the technical support services.

3.5	Third-Party Components.

(A)

If Google provides to Customer any third-party components in any software in connection with any Agreement, Customer may only use those components with that software, subject to the applicable Agreement.

(B)	To the extent that software provided in connection with any Agreement includes components governed by open source licenses, the following will apply:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

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(1)	If those open source licenses contain provisions inconsistent with the applicable Agreement, those components are governed solely by the applicable open source licenses.

(2)	If those open source licenses require the provision of corresponding source code for those components, Google offers that source code consistent with those open source licenses.

(3)	In order for Customer to comply with this Section 3.5, Google will identify any open source licenses applicable to such third-party components.

3.6	Unauthorized Use. Customer will use all reasonable efforts to prevent and terminate any unauthorized use of the Services.

3.7	Privacy.

(A)	General Privacy Requirements.

(1)

End User Privacy. Customer will obtain and maintain all required consents from End Users in accordance with applicable data protection law to allow: (a) Customer to access, monitor, use, or disclose any data submitted through the Customer Implementations; and (b) Google to provide the Services to Customer.

(2)	No Personally Identifiable Information.

(a)	Customer will not provide to Google any End User’s personally identifiable information or device identifiers.

(b)

Google will not (i) otherwise obtain or infer any personally identifiable information or device identifiers from Customer or End Users (or their devices) in connection with this Agreement, including Service Addendum A, Section 4.3 (Data Reporting), or (ii) attempt to associate trip origins with trip destinations, except that for either (i) or (ii), Google may use anonymized, randomized, temporary (not more than seven days) identifiers (for example, the Google Location Services identifier) solely to prevent abuse such as spamming and scraping by the same device and to collect anonymous, aggregate information as part of Google’s standard practices in compliance with applicable law.

(3)

Cookies. As noted in the Service Documentation, certain Services store and access cookies and other information on End Users’ devices. If Customer uses any of these cookie-enabled Services in the Customer Implementations, then for End Users in the European Union, Customer must comply with the EU End User Consent Policy at
http://www.google.com/about/company/user-consent-policy.html.

(B)	Geolocation Privacy Requirements.

(1)

End User Notification. Customer will ensure that the Customer Implementations notify End Users in advance of the type(s) of data that Customer intends to collect from the End Users or the End Users’ devices. If Customer intends to obtain the End User’s location and use it with any other data provider’s data, Customer must disclose this fact to the End User.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(2)

End User Consent. Customer will ensure that the Customer Implementations (a) do not obtain or cache any End User’s location in any manner except with the End User’s prior consent; and (b) will let the End User revoke that consent at any time.

(3)

No Geolocation Data that identifies individual End Users. If the Customer Implementations provide Google with geolocation data, that geolocation data must not contain an individual End User’s personally identifiable information. This Subsection (3) will not be interpreted to diminish or supersede Service Addendum A, Section 4.3 (Data Reporting).

4.	Services Restrictions. In this Section 4, the phrase “Customer will not” means “When using the Service, Customer will not, and will not permit a third party to”.

4.1	Administrative Restrictions.

(A)

No access to APIs or Content except through the Service. Google will provide Customer one or more Customer IDs (which may include an API console key or a client identification number) for use in accessing and administering the Services. Customer will not access Google’s API(s) or the Content except through the Services using the applicable Customer IDs. For example, Customer must not access map tiles or imagery through interfaces or channels (including undocumented Google interfaces) other than the applicable Google API(s).

(B)	No hiding identity. Customer will not hide from Google the identity of the Customer Implementations. Customer must follow the identification conventions in the Maps APIs Service Documentation.

4.2	General Google API Restrictions. The following restrictions apply generally to all Google products and services, including the Google API(s). Customer will not:

(A)	sublicense a Google API for use by a third party (for example, Customer will not create an API client that redistributes or wraps the Google API(s));

(B)	perform an action with the intent of introducing to Google products and services any viruses, worms, defects, Trojan horses, malware, or any items of a destructive nature;

(C)	defame, abuse, harass, stalk, or threaten others;

(D)	knowingly interfere with or knowingly disrupt the Google APIs or the servers or networks providing the Google APIs;

(E)	promote or facilitate unlawful online gambling or disruptive commercial messages or advertisements;

(F)	reverse engineer or attempt to extract the source code from any Google API or any related software, except to the extent that this restriction is expressly prohibited by applicable law;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(G)

use the Google APIs for any activities not contemplated by this Agreement where the use or failure of the Google APIs could lead to death, personal injury, or environmental damage (such as the operation of nuclear facilities, air traffic control, or life support systems); or

(H)	use the Google APIs to process or store any data that is subject to the International Traffic in Arms Regulations maintained by the U.S. Department of State.

4.3	Regulatory Compliance Restrictions. Customer will not distribute the Services or Content in the Prohibited Territory.

4.4	Quality Standards Restrictions.

(A)	No violation of Google Software Principles. Customer will not violate Google’s Software Principles at http://www.google.com/intl/en/corporate/software_principles.html.

(B)

No modification of search results. Customer will not modify, reorder, augment, or manipulate search results in any way unless Customer explicitly notifies the End User of Customer’s actions by including the following notice in a reasonably evident location (which may include Customer’s Legal Notices or Online Terms of Service page) or as otherwise mutually agreed by the parties: “Search results may be reordered or augmented by Uber”. For example, if Customer explicitly notifies the End User that Customer is doing so, then Customer may:

(1)	reorder results by distance;

(2)	reorder results based on frequency of visits or saved favorites; and

(3)	insert its own results, subject to Maps APIs Addendum Section 4.3 (Data Reporting).

4.5	Restrictions on Unfair Exploitation of the Service and Content.

(A)

No use except under an applicable Agreement and SKU(s). Customer will not use the Service or Content except as expressly permitted under an Agreement and unless it has purchased an applicable SKU permitting that use. For example:

(1)

No fees. Customer will not charge any third party a fee to use a Customer Implementation, the Service, or Content, unless Customer (a) has purchased an applicable Maps for Work SKU that expressly permits this use, and (b) the parties have signed the applicable Service Addendum terms for this use (for example, Maps APIs Service Addendum Section 7 (Integrator Rights and Obligations)). Customer is not violating this Subsection (1) by charging End Users a fee for rides or deliveries through the Customer Implementation.

(2)

No printing 5,000+ copies for direct marketing. Customer will not print more than 5,000 copies of sales collateral materials containing a screenshot of the Content for purposes of commercial sales lead generation.

(3)	No use as a core part of printed matter. Customer will not incorporate the Content as a core part of printed matter (such as a printed map or guide book) that is redistributed for a fee.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(B)

No Use beyond Use Limits and usage policies unless otherwise agreed. Customer will not use the Services beyond the Use Limits and usage policies of the applicable SKUs, Order Forms, and Service Documentation unless the parties agree otherwise in writing.

(C)	Restrictions on Customer Implementations.

(1)	No creation of a substitute service. Customer will not use the Service to create a Customer Implementation that is a substitute for, or substantially similar service to, Google Maps or the Service.

(2)

No navigation. Unless expressly permitted by any future Agreement(s) Customer will not use the Service or Content for or in connection with (a) real-time navigation or real-time route guidance; or (b) automatic or autonomous vehicle control, [***]

(3)	No commercial Asset Tracking unless Customer has purchased the applicable SKU.

(a)

Unless Customer has purchased an applicable SKU that expressly permits it to do so, Customer will not use the Service or Content for commercial Asset Tracking (as the terms “Assets” and “Track” are defined in the Maps APIs Addendum) or in Customer Implementations whose primary purpose is to assess vehicle insurance risks. Customer may at any time use non-Google services and non-Google content to engage in Asset Tracking and vehicle insurance risk assessment without incurring any Fees under this Agreement.

(b)

Commercial Asset Tracking implementations include internal dispatch, fleet management, and internal Customer Implementations that track Customer’s or Customer’s customers’ Assets in Customer’s back-end systems (for example, internal taxi and vehicle-for-hire dispatch systems). The versions of the Uber Driver App and Uber Consumer App that are in production on the Effective Date are not commercial Asset Tracking implementations and do not trigger commercial Asset Tracking Fees.

(4)

Restrictions on Places API Use. Unless the parties agree otherwise in writing, Customer may only use the Google Places API Web Service to enable End Users (whether an Uber Consumer or Uber Driver) to query, select, or attach a location to the pick-up or destination field of the Uber Consumer App or the Uber Driver App.

(5)

No use of Content in a listings service. Customer will not use business listings-related Content in any Customer Implementation that has the primary purpose of making available business, residential address, or telephone directory listings.

(6)	No use of Content for an ads product. Customer will not use business listings-related Content to create or augment an advertising product.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(D)

No use of Content without a Google map. Unless the Service Documentation expressly permits it to do so, Customer will not use the Content in a Customer Implementation without a corresponding Google map, except Customer may do the following, solely in order to enable Uber Drivers to locate pickup and dropoff locations:

(1)	display a Google-provided geocode (latitude/longitude coordinate) on a non-Google map in the Uber Driver App; and

(2)	display additional Google-provided place information (placename/address) elsewhere in the Uber Driver App (including near a non-Google map).

(E)	No use of Content with a non-Google map. Customer must not use the Content in a Customer Implementation that contains a non-Google map, except as permitted in Subsection (D) above.

(F)

No use of development kits in a production environment. Google may provide Customer with “development kit” access, by giving Customer an identification key that allows Customer to access a Service’s developmental and technical support features. Customer will only use development kits for development or educational purposes and will not use development kits in a production environment.

(G)

No distribution of Google Places API Content to third-party services or servers. Customer will not distribute any Google Places API Content to any third-party services or through any third-party servers without Google’s prior written consent, at Google’s sole discretion.

4.6	Intellectual Property Restrictions.

(A)

No distribution or sale except as permitted under the Agreement. Customer will not distribute, sell, or otherwise make any part of the Services available to third parties except as permitted in the applicable Agreement.

(B)

No derivative works. Customer will not modify or create a derivative work based on any Content unless expressly permitted to do so under an applicable Agreement. For example, the following are prohibited: (1) creating server-side modification of map tiles; (2) stitching multiple static map images together to display a map that is larger than permitted in the Service Documentation; and (3) tracing or copying the copyrightable elements of Google’s maps or building outlines and creating a new work, such as a new mapping or navigation dataset.

(C)

No creation of mapping-related data sets based on Google’s Content or Services. Customer will not use Google’s Content or Services to create or augment any mapping-related dataset (including a mapping or navigation dataset, business listings database, mailing list, or telemarketing list) for use in an implementation that is not connected to the Services.

(D)

No use of Content outside the Service. Customer will not use any Content outside of the Service except as expressly permitted to do so in Subsection (E) (No Caching or Storage). For example, Customer will not export or save the Content to a third party’s platform or service.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(E)	No Caching or Storage.

(1)

Customer will not pre-fetch, cache, index, or store any Content to be used outside the Service, except that Customer may store limited amounts of Content solely for the purpose of improving the performance of the Customer Implementation due to network latency, and only if such storage:

(a)	is temporary (not more than 30 days);

(b)	is secure;

(c)	does not manipulate or aggregate any part of the Content or Service;

(d)	does not modify attribution in any way; and

(e)	does not prevent Google from accurately tracking billing units.

(2)

So that Google can accurately track billing units and ensure freshness of the cached Content, each time a Customer Implementation accesses any cached Content (including Content on a global cache or an on-device cache), Customer will make a parallel call in the background to the applicable Google API in accordance with Google’s written instructions (which may be by email). To ensure freshness of the cached Content, Customer will overwrite the applicable Content in the applicable cache with the returned Content each time. Customer will use commercially reasonable efforts to implement the requirements in this Subsection (2) within 90 days after the Effective Date (but under no circumstances longer than 120 days from the Effective Date).

(F)

No Mass Downloading. Customer will not use the Service in a manner that gives Customer or a third party access to mass downloads or bulk feeds of any Content. For example, Customer is not permitted to offer a batch geocoding service that uses Content contained in the Maps API(s).

(G)

No incorporating Google software into application development platforms. Customer will not incorporate any software provided as part of the Services into a platform, toolkit, or similar product that permits others to build software applications. For example, Customer will not incorporate Maps APIs into a mobile application development platform.

(H)	No removing, obscuring, or altering terms of service, links, or proprietary rights notices. Customer will not:

(1)	remove, obscure, or alter any Google terms of service or any links to or notices of those terms, or any copyright, trademark, or other proprietary rights notices; or

(2)	falsify or delete any author attributions, legal notices, or other labels of the origin or source of material.

5.

Customer Data License. By submitting Customer Data to Google through the Services, Customer grants to Google a perpetual, irrevocable, non-exclusive, worldwide, sublicensable, royalty-free license to use the Customer Data solely for the following purposes:

(A)	providing and improving the Services;

(B)	if Customer submits Customer Data through the Google Places API(s), allowing Google to use the Customer Data in the Google product and services; and

(C)	if Customer opts to do so through the Customer Implementation’s features, giving End Users the ability to use the Customer Data in Google products and services.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

6.	Orders and Payment.

6.1	Purchase Process. Google will provide Customer with an Order Form for each transaction to facilitate ordering.

6.2	Orders.

(A)	Purchase Orders.

(1)	If Customer requires a purchase order number on its invoice, Customer will notify Google and will issue a purchase order number to Google.

(2)

If Customer notifies Google that it requires a purchase order, and fails to provide the purchase order number to Google, then Google is not obligated to provide the Services until Google receives the purchase order.

(3)	Without limiting Section 15.13 (Entire Agreement), Customer’s purchase order terms and conditions will not apply to or modify an Agreement.

(4)	Any Service-specific order requirements are described in the applicable Agreement.

(B)	Delivery. Google will provide the Services only after Google receives and accepts: (1) a complete and properly signed Order Form and (2) if required, a purchase order.

6.3

Payment. Customer will pay all amounts due under the applicable Agreement 30 days from the invoice date in the currency specified in the Order Form by electronic transfer in accordance with the invoice.

6.4	Taxes.

(A)	Invoicing and Payment. Taxes are not included in the Fees. Customer will pay itemized, correctly-stated Taxes for the purchased Services unless Customer provides a valid tax exemption certificate.

(B)	Withholding Taxes. If Customer is legally required to withhold Taxes, Customer will do so, but will pay Google the full Fee amounts specified in the Agreement.

6.5	Invoice Disputes.

(A)	Customer must submit any invoice disputes to Google before the invoice due date.

(B)	If the parties agree that there are billing inaccuracies, Google will issue a credit memo specifying the incorrect amount in the affected invoice (but will not issue a corrected invoice).

(C)

If the disputed invoice under Subsection (B) has not yet been paid, Google will apply the credit memo amount to the disputed invoice and Customer will pay the resulting net balance due on that invoice.

6.6	Late Payments.

(A)	Customer will pay all reasonable expenses (including legal fees) incurred by Google in collecting overdue amounts, except where the overdue amounts are due to Google’s billing inaccuracies.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(B)

Google may charge interest on any overdue amounts under the applicable Agreement at 1.5% per month (or the highest rate permitted by law, if less), from the due date until the date of actual payment, whether before or after judgment.

7.	Term and Termination.

7.1	Term.

(A)	Unless terminated earlier in accordance with its terms, this Master Agreement will remain in effect for the Term.

(B)	Unless terminated earlier in accordance with its terms, each Agreement will remain in force for the applicable License Term, at the end of which it will terminate automatically.

7.2	Mutual Termination Rights. Either party may terminate any Agreement or this Master Agreement effective immediately on written notice if the other party:

(A)	is in material breach of any Agreement and fails to cure the breach within 30 days after receipt of written notice;

(B)	materially breaches any Agreement more than three times in a 12-month period regardless of its cure of those breaches;

(C)	no longer meets the party’s applicable requirements for the extension of credit as applied to similarly-situated parties; or

(D)

makes an assignment for the benefit of creditors, files an involuntary petition in bankruptcy or is adjudicated bankrupt or insolvent, has a receiver appointed for any portion of its business or property, or has a trustee in bankruptcy or trustee in insolvency appointed for it under federal or state law.

7.3	Google Notice of Breach; Suspension of Services; Termination Rights.

(A)

Subject to Subsection (D), if Google becomes aware that Customer is in material breach of any Agreement, Google will notify Customer in writing to provide Customer with an opportunity to cure such breach in accordance with Section 7.2(A). If Google reasonably determines in its good faith business discretion that Customer is unwilling or unable to commence such cure after five days, Google may suspend the Services until Customer cures its breach.

(B)

Subject to Subsection (D), to fulfill Google’s legal obligations under Anti-Bribery Laws, Google will notify Customer in writing and may terminate any Agreement or this Master Agreement if, in Google’s reasonable belief, Customer has violated or has caused Google to violate any Anti-Bribery Laws, or that such a violation is reasonably likely to occur.

(C)

Subject to Subsection (D), Google will notify Customer in writing and may terminate any Agreement or this Master Agreement if Google reasonably determines that applicable laws make it impracticable to continue providing the Service(s). Google will not discriminate against Customer under this Subsection (for example, Google will not solely terminate Customer if applicable laws also make it impracticable for Google to continue providing the Service(s) to other similarly-situated customers).

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(D)

Before any suspension or termination under Subsections (A)-(C), the parties will convene an executive level review within five days after Customer receives Google’s breach notice to address the alleged breach in a good faith attempt to avoid such suspension or termination if reasonable, subject to the following:

(i)

This Subsection (D) will not apply if Google has already received a government order (including a court order, injunction, regulatory action, or law enforcement action) requiring Google to cease providing the Services to Customer. Google may immediately comply with such government orders upon receiving those orders.

(ii)

Google may suspend or terminate an Agreement as specified in Subsections (A)-(C) if the executive level review does not resolve the matter within the five-day period after Customer receives Google’s notice.

7.4	Effects of Termination.

(A)	General.

(1)	When any Agreement terminates, all rights under that Agreement cease.

(2)	When this Master Agreement terminates, all Agreements automatically terminate.

(B)

Termination for Customer’s breach. If Google terminates an Agreement for Customer’s breach, then all bona fide undisputed and outstanding amounts owed by Customer under that Agreement will be immediately due.

(C)

Wind-Down Period. If Customer terminates the Agreement early in accordance with Section 7.2 because of Google’s material breach(es) of the Agreement, then subject to Customer’s continued adherence to the Agreement’s terms, Customer may opt to extend the applicable License Term(s) for 90 days after the termination date (the “Wind-Down Period”). If Customer exercises this option, Section 7.4(A) will not apply during the Wind-Down Period.

(D)	Survival. Those provisions that by their nature should survive termination of an Agreement, will survive termination of such Agreement, including Section 9 (Compliance with Laws).

8.	Intellectual Property.

8.1	Ownership; Rights.

(A)	Google or its licensors own all Content accessed through the Services.

(B)	No Agreement grants either party any rights to the other party’s Intellectual Property Rights unless the Agreement expressly states that it does.

(C)	No Agreement grants either party any implied licenses.

8.2	Brand Features.

(A)	If Customer displays Google Brand Features in connection with its use of the Services, Customer must comply with the Google trademark guidelines at http://www.google.com/permissions/guidelines.html.

(B)	Any use of a party’s Brand Features inures to the benefit of the party holding rights in those Brand Features. Neither party will:

(1)	challenge or assist others to challenge the other party’s Brand Features (except to protect that party’s rights with respect to its own Brand Features); or

(2)	attempt to register any Brand Features that are confusingly similar to those of the other party.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

9.	Compliance with Laws.

(A)	Customer will:

(1)	comply with all Export Control Laws; and

(2)

comply with all Anti-Bribery Laws in performing its obligations under this Agreement (for example, Customer will not make any facilitation payments, which are payments to induce Government Officials to perform routine functions they are otherwise obligated to perform).

(B)	Breach of this Section 9 constitutes a material breach of the applicable Agreement.

(C)

If Google receives an order from a competent court or government agency related to Customer’s non-compliance with applicable laws in connection with the Services, Google may immediately comply with such order in the applicable jurisdiction only. If permitted under such order, Google will first provide Customer with written notice before taking the requested action so that Customer may dispute such action through legal channels.

10.	Verification and Audit.

(A)

To verify self-measured Services and Customer’s compliance with Master Agreement Section 4 (Services Restrictions), Maps APIs Addendum Section 4.3 (Data Reporting), and Maps APIs Addendum Attachment 1, Sections 3 and 5 (Updating and Modifying Approved Customer Implementations and New Customer Implementations; Backend Dispatch Systems), Customer will provide Google with a certification signed by a Customer officer within 30 days of Google’s written request (which requests will not be made more than once per calendar year) verifying the Services are being used in compliance with the applicable Agreement(s).

(B)

If, after receipt of the certification (or 30 days after Google’s written request, whichever occurs first), Google continues in good faith to believe that Customer’s use of the Services are not in compliance with the applicable Agreement(s), Google will notify Customer in writing and the parties will convene an executive level meeting within 15 days of Google’s notice to address any such concerns in good faith. If such meeting does not address Google’s concerns, Customer will provide a mutually approved (in good faith) independent third party with reasonable access solely to Customer’s relevant technical information (including relevant logs and records) to verify such compliance.

(C)

If such verification reveals that Customer has underpaid Fees to Google, then Google will invoice Customer, and Customer will pay Google within 30 days, for the underpaid bona fide undisputed Fees based on the price specified in each applicable Agreement. If the underpaid Fees exceed 5% of the Fees paid by Customer for the Services during the preceding six-month period, then Customer will also pay Google’s reasonable verification costs.

11.	Confidentiality; Publicity.

11.1

Obligations. The recipient will not disclose the Confidential Information, except to employees, Affiliates, agents or professional advisors who need to know it and who have agreed in writing (or in the case of professional advisors are otherwise bound) to keep it confidential. The recipient will require that those people and entities use the received Confidential Information only to exercise rights and fulfill obligations under the applicable Agreement, and that they keep it confidential. The recipient is responsible for any breaches of Section 11.1 by such people or entities.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

11.2	Required Disclosure. The recipient may disclose Confidential Information when required by law after giving reasonable notice to the discloser, if permitted by law.

11.3

Publicity. Neither party may make any public statement regarding an Agreement without the other’s written approval, except that Google may (A) orally state that Customer is a Google customer; and (B) include Customer’s name or Brand Features in a list of Google customers in Google’s online or offline promotional materials.

12.	Representations and Warranties.

12.1	Authority. Each party represents and warrants that it has the necessary right, power, and authority to enter into this Master Agreement and each Agreement.

12.2

Services. During any applicable License Term, Google warrants that it will provide the Services in accordance with (a) the service levels described in the applicable Service Addendum and (b) Section 3.3(a) (Updates to the Services).

12.3	Disclaimers.

(A)	The parties’ only representations and warranties under the applicable Agreement are expressly stated in this Section 12 (and, to the extent applicable, in the Service Addendum(s)).

(B)

To the maximum extent permitted by applicable law, the parties disclaim all other representations, warranties, conditions, or other terms of any kind, whether express, implied, statutory, or otherwise, including warranties of satisfactory quality, fitness for a particular purpose, or conformance with description. Without limitation:

(1)	Google, its Affiliates, licensors, and each of their suppliers disclaim any representation or warranty that the operation of any software will be error-free or uninterrupted.

(2)	Google, its Affiliates, licensors, and each of their suppliers disclaim any representation or warranty of Content accuracy.

13.	Defense and Indemnity.

13.1	Definitions.

(A)

“Indemnified Liabilities” means any (1) settlement amounts approved by the indemnifying party; and (2) damages and costs in a final judgement awarded against the indemnified part(ies) by a competent court.

(B)

“Third-Party Legal Proceeding” means any formal legal proceeding filed by an unaffiliated third party before a court or government tribunal (including any civil, administrative, investigative or appellate proceeding).

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

13.2	Obligations. Subject to Sections 13.4 (Conditions) and 14 (Limitations of Liability):

(A)

Google’s Obligations. Google will defend Customer and its Affiliates, and indemnify Customer and its Affiliates against Indemnified Liabilities, in any Third-Party Legal Proceeding to the extent arising from:

(1)	an allegation that Customer’s use of Google’s technology used to provide the Services (excluding any open source software) infringes the third party’s Intellectual Property Rights; or

(2)	Google’s breach or alleged breach of Service Addendum A, Section 4.3 (Data Reporting).

(B)

Customer’s Obligations. Customer will defend Google and its Affiliates, and indemnify Google and its Affiliates against Indemnified Liabilities, in any Third-Party Legal Proceeding to the extent arising from:

(1)	an allegation that Customer’s conduct described in Subsection 13.3 (Exclusions) infringes the third party’s Intellectual Property Rights;

(2)	Customer’s breach or alleged breach of Service Addendum A, Section 4.3 (Data Reporting);

(3)	Customer’s breach or alleged breach of Section 9 (Compliance with Laws); or

(4)

Customer’s failure or alleged failure to obtain all necessary rights and consents to provide data (if any) to Google (including Service usage metrics or data that identifies the location and movements of individual Customer personnel or other assets).

13.3	Exclusions. This Section 13 (Defense and Indemnity) will not apply to the extent the underlying allegation arises from:

(A)	the indemnified party’s breach of this Agreement;

(B)	modification to Google’s technology by anyone other than Google or its authorized agents;

(C)	combination of Google’s technology with materials not provided by Google or its authorized agents;

(D)	failure to use the most current, supported version of Google’s technology provided under an Agreement; or

(E)	compliance with Customer’s written design or request for customized features.

13.4	Conditions. Section 13.2 (Obligations) is conditioned on the following:

(A)

The indemnified party must promptly notify the indemnifying party of any allegation(s) that preceded the Third-Party Legal Proceeding and cooperate reasonably with the indemnifying party to resolve the allegation(s) and Third-Party Legal Proceeding. If a breach of this Subsection (A) prejudices the defense of the Third-Party Legal Proceeding, the indemnifying party’s obligations under this Section 13 (Defense and Indemnity) will be reduced in proportion to the prejudice.

(B)	The indemnified party must tender sole control of the indemnified portion of the Third-Party Legal Proceeding to the indemnifying party, subject to the following:

(1)	the indemnified party may appoint its own non-controlling counsel, at its own expense; and

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(2)

any settlement requiring the indemnified party to admit liability, pay money, or take (or refrain from taking) any action, will require the indemnified party’s prior written consent, not to be unreasonably withheld, conditioned, or delayed.

13.5	Remedies.

(A)

If Google’s technology used to provide the Services is subject to an Intellectual Property Rights allegation or Third-Party Legal Proceeding, Google may do the following at its sole option and expense:

(1)	procure the right to continue providing its technology in compliance with this Agreement; or

(2)	modify its technology without materially reducing the Services’ functionality; or

(3)	replace its technology with a functionally-equivalent alternative.

(B)	If the remedies under Section 13.5(A) are not commercially reasonable, then:

(1)	Google may terminate the license for the allegedly-infringing portion of the Services; and

(2)	within 45 days after such license termination, Google will pay Customer a pro rata refund of amounts prepaid to use the allegedly-infringing portion of the Services during the now-terminated period.

13.6

Sole Rights and Obligations. Without affecting either party’s termination rights, this Section 13 states the parties’ only rights and obligations under this Agreement for Intellectual Property Rights related allegations and Third-Party Legal Proceedings.

14.	LIMITATIONS OF LIABILITY.

14.1

LIABILITY. IN SECTION 14, “LIABILITY” MEANS ANY LIABILITY, WHETHER UNDER CONTRACT, TORT, OR OTHERWISE, INCLUDING FOR NEGLIGENCE. LIABILITY INCLUDES ALL AMOUNTS A PARTY INCURS TO FULFILL SECTION 13 (DEFENSE AND INDEMNITY).

14.2	LIMITATIONS. SUBJECT TO SECTION 14.3 (EXCEPTIONS TO LIMITATIONS):

(A)	NEITHER PARTY WILL HAVE ANY LIABILITY ARISING OUT OF OR RELATING TO THIS MASTER AGREEMENT, ANY AGREEMENT, OR THE SERVICES FOR:

(1)	LOSS OF ANY:

(a)	ACTUAL OR ANTICIPATED PROFITS;

(b)	ANTICIPATED SAVINGS;

(c)	BUSINESS OPPORTUNITY;

(d)	REPUTATION OR DAMAGE TO GOODWILL;

(2)

INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL LOSSES (WHETHER OR NOT THE LOSSES WERE FORESEEABLE OR CONTEMPLATED BY THE PARTIES AT THE MASTER AGREEMENT EFFECTIVE DATE); OR EXEMPLARY OR PUNITIVE DAMAGES; AND

(B)

EACH PARTY’S TOTAL AGGREGATE LIABILITY ARISING OUT OF OR RELATING TO EACH AGREEMENT IS LIMITED TO THE LESSER OF (1) THE AMOUNT PAID AND PAYABLE BY CUSTOMER TO GOOGLE UNDER THAT AGREEMENT IN THE 12 MONTHS PRIOR TO THE EVENT GIVING RISE TO LIABILITY; OR (2) USD 15,000,000.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

14.3	EXCEPTIONS TO LIMITATIONS. NOTHING IN ANY AGREEMENT EXCLUDES OR LIMITS EITHER PARTY’S LIABILITY FOR:

(A)	DEATH OR PERSONAL INJURY RESULTING FROM ITS NEGLIGENCE OR THE NEGLIGENCE OF ITS EMPLOYEES OR AGENTS;

(B)	FRAUD OR FRAUDULENT MISREPRESENTATION;

(C)	BREACH OF ANY LICENSES GRANTED UNDER AN AGREEMENT;

(D)	INFRINGEMENT OF THE OTHER PARTY’S INTELLECTUAL PROPERTY RIGHTS;

(E)	BREACH OF SECTIONS 11.1 OR 11.2 (CONFIDENTIALITY);

(F)	PAYMENT OF THE FEES AND APPLICABLE TAXES; OR

(G)	MATTERS FOR WHICH LIABILITY CANNOT BE EXCLUDED OR LIMITED UNDER APPLICABLE LAW

15.	General.

15.1

Notices. All notices of termination or breach must be in writing and addressed to the other party’s legal department. The email address for notices being sent to Google’s legal department is legal-notices@google.com. All other notices must be in English, in writing and addressed to the other party’s primary contact. Notice will be treated as given on receipt, as verified by written or automated receipt or by electronic log (as applicable).

15.2	Amendment. Any amendment to an Agreement must be in writing, signed by both parties, and expressly state that it amends such Agreement.

15.3	Assignment. Neither party may assign any part of an Agreement without the written consent of the other, except to an Affiliate where:

(A)	the assignee has agreed in writing to be bound by the terms of the Agreement;

(B)	the assigning party remains liable for obligations under the Agreement if the assignee defaults on them; and

(C)	the assigning party has notified the other party of the assignment. Any other attempt to assign is void.

15.4

Change of Control. If a party experiences a change of control (for example, through a stock purchase or sale, merger, or other form of corporate transaction, but not any initial or follow-on public stock offering):

(A)	that party will give written notice to the other party within 30 days after the change of control; and

(B)	the other party may immediately terminate the affected Agreement(s) any time between the change of control and 30 days after it receives that written notice.

15.5

Force Majeure. Neither party will be liable for failure or delay in performance to the extent caused by circumstances beyond its reasonable control. Google may (at its sole discretion) suspend the provision of any Services or modify any Services at any time to comply with any applicable law. If any suspension under this Section continues for more than 30 days, Customer may, at any time until use of the applicable Services is reinstated, terminate the applicable Agreement(s) immediately on written notice and receive a pro rata refund of pre-paid amounts.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

15.6

Governing Law. ALL CLAIMS ARISING OUT OF OR RELATING TO THIS MASTER AGREEMENT, EACH AGREEMENT, OR ANY RELATED GOOGLE PRODUCTS OR SERVICES WILL BE GOVERNED BY CALIFORNIA LAW, EXCLUDING CALIFORNIA’S CONFLICT OF LAWS RULES, AND WILL BE LITIGATED

EXCLUSIVELY IN THE FEDERAL OR STATE COURTS OF SANTA CLARA COUNTY, CALIFORNIA, USA; THE PARTIES CONSENT TO PERSONAL JURISDICTION IN THOSE COURTS.

15.7	No Agency. No Agreement creates any agency, partnership or joint venture between the parties.

15.8

Subcontracting. Customer may not delegate its duties or subcontract any work performed under this Agreement without Google’s prior written consent (which can be revoked at any time). Customer must enter into a written agreement with subcontractor that contains terms that are at least as protective of Google as the terms of this Agreement. Customer remains responsible for compliance of subcontractor and its personnel in all respects with this Agreement.

15.9	No Waiver. Neither party will be treated as having waived any rights by not exercising (or delaying the exercise of) any rights under any Agreement.

15.10	Severability. If any term (or part of a term) of an Agreement is invalid, illegal or unenforceable, the rest of the Agreement will remain in effect.

15.11	No Third Party Rights. No Agreement confers any benefits on any third party unless it expressly states that it does.

15.12	Counterparts. The parties may execute an Agreement in counterparts, including facsimile, PDF, and other electronic copies, which taken together will constitute one instrument.

15.13	Entire Agreement. Unless otherwise expressly agreed by the parties in the applicable Agreement:

(A)

this Master Agreement (or, if applicable, an Agreement) constitutes the entire agreement between the parties and supersedes and replaces all previous agreements between the parties relating to its subject matter; and

(B)

in entering into this Master Agreement (or, if applicable, an Agreement), neither party has relied on (and neither party will have any right or remedy based on) any statement, representation, or warranty (whether made negligently or innocently), except those expressly stated in this Master Agreement (or the applicable Agreement).

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Signed by the parties’ authorized representatives on the dates written below.

Google Inc.		Uber Technologies, Inc.

By:	/s/ Philipp Schindler	By:	/s/ Emil Michael
Print Name: Philipp Schindler		Print Name: Emil Michael
Title:	Authorized Signatory	Title:	SVP, Business
Date: October 29, 2015		Date:	October 28, 2015

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ATTACHMENT 1

TO

MASTER AGREEMENT:

Uber Consumer-facing Route Display Features (UI Screen Shots)

Screen Shot No. 1: Uber Consumer-observed route

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Screen Shot No. 2: Post-ride Email Receipt

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Screen Shot No. 3: Shared ETA

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

SERVICE ADDENDUM A:

Google Maps APIs

1.	Agreement Integration.

(A)	This is the Service Addendum for the Google Maps APIs (the “Maps APIs Addendum”).

(B)	This Maps APIs Addendum will be effective on the last date signed by the parties below (“Maps APIs Addendum Effective Date”) and is entered into under the terms of the parties’ Master Agreement.

2.

Definitions. Capitalized terms not defined in this Maps APIs Addendum will have the meanings given to them in the Master Agreement. In this Maps APIs Addendum, the following additional definitions will also apply:

2.1	“Assets” means those assets actively Tracked by Customer, such as personnel, vehicles, or other physical assets.

2.2	“Integrated Solution” means Customer’s integrated software solution that is a business-to-business product or a fee-based business-to-consumer product through the use of Google Services and Content.

2.3	“Map Load” means a billing unit based on either a single request for, or a single load of, a map using the Service.

2.4

“Maps APIs Addendum Term” means the term of this Maps APIs Addendum, which will begin on the Maps APIs Addendum Effective Date and continue until the earlier of: (a) the end of the last License Term; or (b) termination of this Maps APIs Addendum in accordance with the Master Agreement.

2.5	“Overage” means Customer’s use of the Service beyond the Use Limits specified in an Order Form.

2.6	“Place(s)” means establishments, geographic locations, or points of interest.

2.7	“Query” means a billing unit based on a single query to the Service.

2.8	“Service” means the Google Maps APIs for Work and the APIs described at

http://www.google.com/work/earthmaps/legal/us/maps included APIs.html.

2.9	“Services Description” means the Google Maps APIs services description described at

https://www.google.com/work/earthmaps/legal/us/maps-services-summary.html.

2.10

“Track” means to use an application to locate a moving Asset based on current latitude/longitude coordinates provided to the application through position sensor(s) (such as a mobile device’s GPS or accelerometers).

2.11	“URL Terms” means the following, in the listed order of precedence if there is a conflict:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(A)	the Service’s Acceptable Use Policy at http://www.google.com/work/earthmaps/legal/universal aup.html;

(B)	the Google Maps / Google Earth Legal Notices at http://maps.google.com/help/legalnotices maps.html;

(C)	the Google Maps / Google Earth Additional Terms of Service at http://maps.google.com/help/terms maps.html;

(D)	the Service’s then-current Service Level Agreement at http://www.google.com/work/earthmaps/legal/us/maps sla.html;

(E)	the Service’s then-current Technical Support Services Guidelines at http://www.google.com/work/earthmaps/legal/us/utssg.html;

(F)	Google’s Enterprise Maps and Earth Deprecation Terms at http://www.google.com/work/earthmaps/legal/us/deprecation.html.

3.	Use of Service.

3.1

License Grant. Subject to Customer’s compliance with the applicable Agreement (including payment of all applicable Fees and Taxes), Google grants to Customer a non-sublicensable, non-transferable, non-exclusive, terminable license to do the following during the License Term in the Customer Implementation(s) only:

(A)	use the Service to publicly display the Content; and

(B)	if Customer orders a SKU with Asset Tracking functionality, Track Assets.

3.2	Flexibility. Subject to Customer’s compliance with the applicable Agreement (including Master Agreement Section 4 (Services Restrictions)), Customer may use the Services flexibly and can:

(A)	choose when and where to use any aspect of the Services in Approved Customer Implementations and New Customer Implementations; and

(B)

display Customer’s data or third-party data on Google maps if Customer uses commercially reasonable efforts to give Google 30 days prior written notice, but in no event less than two business days prior written notice (which may be by email), with at least the following information:

(1)	data type(s) / description;

(2)	data source (unless contractually obligated to keep the source confidential);

(3)	geographic coverage; and

(4)	expected launch date.

4.	Customer Obligations.

4.1

Maps in the Uber Consumer App. Customer will use Google Maps API for Android and Google Maps SDK for iOS as Customer’s default mapping service in the Uber Consumer App for no less than [***] in every country where Google offers those Services, except that this default requirement will not apply in any [***], or any [***].

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

4.2

Android Devices. Within [***] after the Maps APIs Addendum Effective Date, Customer will make commercially reasonable efforts to standardize on Android-based devices for at least [***] of new, Customer-purchased devices issued by Customer to Uber Drivers. Customer may select the specific Android-based devices, and they may vary by region.

4.3	Data Reporting.

(A)	Places Data Reporting.

(1)	Uber Consumer App Data.

(a)	Except to the extent Customer is contractually prevented from doing so (in good faith), the following will apply:

(i)	Customer will report Places to Google from the Uber Consumer App in the following instances:

(x)	“Ride Request”: [***] when an Uber Consumer requests a ride; and

(y)	“Delayed Ride End”: [***] after a ride ends.

(ii)

If the reported Place is associated with a Google Place ID, then Customer will report the Place by using the “Place Report” function of the [***] (as applicable) in accordance with the Documentation, and will use the Service’s “tagging” feature to indicate whether the reported Place is associated with a Ride Request or a Delayed Ride End.

(iii)	If the reported Place is not associated with a Google Place ID, then the following will apply:

(x)

If the Uber Consumer App is on a device on which the [***] is available, then Customer will report the Place by using the newest version of the “Place Add” function (or its equivalent) in the [***] (as applicable) in accordance with the Documentation.

(y)	Otherwise, Customer will report the Place by using the newest version of the “Place Add” function (or its equivalent) in the Google Places API Web Service.

(b)	Use of the “Place Report” or “Place Add” functions in Subsections (a) above will not apply towards Customer’s Use Limits.

(c)	Master Agreement Section 3.7(A)(2) (Privacy; No Personally Identifiable Information) applies to this Section 4.3(A)(1).

(d)	Google will not treat Customer Data any differently from similar data that Google obtains from other sources.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(e)	[***]

However, Google may use Customer-reported Places obtained through this Agreement as an input into Google’s aggregate databases to provide and improve Google products and services. For example, Google may use the Customer-reported Places to improve the quality of Google’s Places data, including:

(i)	Places name;

(ii)	Places address; and

(iii)	Places centroid point.

(f)

In no event will Customer’s use of Google’s “Place Report” or “Place Add” functions under any Agreement result in Google either (i) tracking End Users or (ii) otherwise directly connecting an End User’s “Ride Request” location or “Delayed Ride End” location with that End User’s location history (for example, by using the same identifier for both), in either case to obtain or infer pickup, dropoff, ingress, or egress points for that location.

(2)	“Place Add” Uber Consumer App feature.

(a)

Except to the extent Customer is contractually prevented from doing so (in good faith), Customer will use commercially reasonable efforts to add a feature within 120 days of the Maps Addendum Effective Date that enables End Users to “Place Add” using the Uber Consumer App (for example, an End User will be able to add entrances/exits at major points of interest such as “SFO airport: terminal 3 door 8, arrivals level” or “Oakland stadium: NE parking lot.”). As between the parties, Customer will own the data provided through the “Place Add” function, but Google may use that data in accordance with the Google Maps Terms of Service. In order to implement this feature, the following will apply:

(i)

If the Uber Consumer App is on a device on which the [***] is available, then Customer will use the newest version of the “Place Add” function (or its equivalent) in the [***] (as applicable) in accordance with the Documentation.

(ii)	Otherwise, Customer will use the newest version of the “Place Add” function (or its equivalent) in the Google Places API Web Service.

(b)

Customer will not report to Google any place that it knows to be an Uber Consumer’s “Home”, or any place that it reasonably determines to be a residential location (for example, a location marked by the Uber Consumer as “[***] house”). To the extent Google collects data associated with reported Places (for example, wifi scan data) using the [***], Google will not do the following, except as permitted in Master Agreement Section 3.7(A)(2) (Privacy; No Personally Identifiable Information):

(i)	use such data to identify the device or person associated with such reported Places; or

(ii)	associate trip origins or trip destinations as belonging to the same trip, device, or individual.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(B)

Uber Driver Tracks Data. Customer will report to Google all the data described in this Section 4.3 using a mutually-agreed [***] mechanism, with a sampling frequency no less than [***] and a mean latency (calculated over [***]) no greater than [***]:

(1)	[***]

(2)	[***]

4.4

Customer Applications. The Customer must own or control the application(s) listed on the Order Form. Customer may add and modify application(s) in accordance with this Maps APIs Addendum’s Attachment 1, Section 3 (Updating and Modifying Approved Customer Implementations and Adding New Customer Implementations). Prior to providing the Service, Google may verify that Customer owns or controls the listed application(s) and that they are associated with the Approved Customer Implementations. If Customer does not own or control the application(s) or they are not associated with the Approved Customer Implementations, then Google will have no obligation to provide the Service to Customer.

4.5

Customer ID Restrictions. Customer IDs are required, will be forwarded to Customer electronically, and must be used according to the Service Documentation. Google may elect not to respond to requests with an invalid Customer ID. Customer’s failure to use a Customer ID will prevent access to the Service and will suspend Google’s obligations under this Maps APIs Addendum unless and until Customer complies with this Section 4.5.

4.6	Compliance with URL Terms. Customer will comply with, and is responsible for End Users’ compliance with, the URL Terms.

5.	Ordering and Reporting.

5.1	Ordering.

(A)

Fees[***]. The Fees are based on the information specified on the Order Form (for example, the number of Maps Loads, Queries, Assets Tracked, End Users, or all of the above, as applicable for the Service(s) ordered). [***]

(B)	Purchasing Additional SKUs. To use certain APIs in the Service, Customer may be required to purchase additional SKUs.

(C)	Asset Tracking SKUs. If Customer orders a SKU for a Service that includes Asset Tracking, the Order Form must indicate the countries where Customer may use the Service.

(D)	Internal-Use SKU. For any “internal-use only” Customer Implementation (for use behind Customer’s firewall), Customer must purchase the SKU that corresponds to “internal-use” billing units.

(E)	Purchasing Higher Use Limits. If Customer is not in breach of the applicable Agreement, Google may provide Customer an opportunity to purchase higher Use Limits.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

5.2	Overages.

(A)

Map Loads and Queries. If the applicable billing unit is Map Loads or Queries, Google will notify Customer before Customer exceeds the Use Limits indicated on the Order Form. If Customer exceeds its Use Limits during the License Term, Google will invoice Customer for Overages.

(B)	Other Billing Units. For all other billing units, Customer must notify Google of any Overages within 30 days of the day the Overage occurred.

(C)	Invoicing and Payment. If there is an Overage, Google will invoice Customer, and Customer will pay for the Overage at the rates indicated in the Order Form.

(D)	No Extension of License Term. Overage payments do not extend the License Term.

5.3	Reporting. To ensure proper ordering and billing, Customer will promptly report to Google in writing if it changes its Customer Implementation or increases its use of the Services, as follows:

(A)	if Customer did not previously order a SKU permitting Asset Tracking, it will need to do so if the Customer Implementation enables a device to Track Assets;

(B)	if Customer previously ordered a SKU where the billing unit is Assets, Customer must notify Google if Customer increases the number of Assets Tracked per country per month; and

(C)	if Customer starts using an API that Google identified as “upgradeable,” Customer must notify Google and may be charged additional Fees for the “upgraded” use .

6.

Advertising. Customer may configure the Service to either display or not display advertisements served by Google through the Service to End Users in its sole discretion. Such advertisements will be enabled as provided in the Service Documentation.

7.

Integrator Rights and Obligations. If a Customer Implementation is an Integrated Solution, the following additional terms will apply to such Customer Implementation. In this Section 7 (Integrator Rights and Obligations), Customer is referred to as the “Integrator”.

7.1	End User Terms. Integrator will ensure that its customers and their End Users comply with the then-current terms at the URLs listed below:

(A)	the Google Maps / Google Earth Additional Terms of Service at http://maps.google.com/help/terms maps.html;

(B)	the Google Maps / Google Earth Legal Notices at http://maps.google.com/help/legalnotices maps.html; and

(C)	the Service’s Acceptable Use Policy at http://www.google.com/work/earthmaps/legal/universal aup.html.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

7.2

Integrator License Restrictions. This Section 7.2 applies to all Integrated Solutions, except Customer’s “Map with Trip” feature and Concierge App (as defined in Maps APIs Service Addendum Attachment 1). Other than as expressly permitted by an Agreement or this Section 7 (Integrator Rights and Obligations), Integrator will not:

(A)	resell or otherwise distribute the Service separately from the Integrated Solution;

(B)	integrate or bundle the Service with any other product besides the Integrated Solution;

(C)	provide its Customer ID (including any Service access keys) to any of its customers;

(D)	distribute or market the Integrated Solution in the Prohibited Territory;

(E)	create an Integrated Solution that uses a non-Google map;

(F)	unless Integrator obtains Google’s advanced written consent to do so:

(1)	use or provide any part of the Service or Content in an API that Integrator offers to others; or

(2)

create an Integrated Solution that re-implements or duplicates the Service (the Integrated Solution must provide substantial additional features or content beyond the Service, and those additional features or content must constitute the primary defining characteristic of the Integrated Solution).

7.3	Integrated Solution Design and Marketing.

(A)	Design.

(1)

If Customer wants to use the Services in a New Customer Implementation, Customer will notify Google in accordance with this Maps APIs Addendum’s Attachment 1, Section 3(C) (Adding New Customer Implementations) and Integrator will respond to Google’s Integrator questionnaire at http://services.google.com/fb/forms/mapsintegrator/.

(2)

For both Approved and New Customer Implementation designs, Integrator will respond to Google’s reasonable requests for additional information, including the appointment of a single technical contact. Google reserves the right to require reasonable modifications either pre- or post-launch if the Integrated Solution does not comply with the applicable Agreement.

(B)

Marketing Plan. Integrator will not engage in any marketing or promotional activities involving the Service without Google’s prior written consent. Integrator will respond to Google’s reasonable requests for information regarding Integrator’s use of the Google Brand Features in the Integrated Solution.

7.4	Integrated Solution Technical Support Services. Integrator will be responsible for providing all technical support services to its Integrated Solution customers.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

7.5	Additional Integrator Indemnities.

(A)

In addition to the indemnities in the Master Agreement, Integrator will defend Google and its Affiliates, and indemnify Google and its Affiliates against Indemnified Liabilities in any Third-Party Legal Proceeding to the extent arising from or in connection with:

(1)	an allegation that the Integrated Solution infringes the third party’s Intellectual Property Rights; or

(2)	use of the Integrated Solution by any of Integrator’s customers.

(B)	This Section 7.5 is subject to the exclusions, conditions, and other provisions of Master Agreement Section 13 (Defense and Indemnity).

7.6

Injunctions against the Integrated Solution, Services, or Content. If a competent court or government agency issues an injunction or similar order prohibiting continued distribution or use of the Integrated Solution, the Services, or the Content, Google may require Integrator to cease using the Services and Content in the Integrated Solution to the extent required by the injunction or order. In any event, this Section 7.6 does not reduce Integrator’s obligations under Section 7.5 (Additional Integrator Indemnities).

8.	Maps APIs Addendum Term; Renewal; Termination.

8.1

Maps APIs Addendum Term. Subject to Customer’s compliance with the applicable Agreement (including payment of all applicable Fees and Taxes), this Maps APIs Addendum will remain in effect for the Maps APIs Addendum Term.

8.2	License Term Renewal(s).

(A)

The License Term(s) do not automatically renew, and will renew only upon the parties’ mutual written agreement. At least 60 days before a License Term expires, the parties will meet in good faith to discuss mutually-agreeable renewal terms.

(B)	If the parties do not sign a renewal Agreement, the Agreement will terminate when the then-current License Term expires.

(C)	At the end of each License Term, any unused billing units (including any upgrades) will automatically expire and will not carry over into the next License Term (if any).

8.3	Termination. The Master Agreement’s term and termination provisions apply to this Maps APIs Addendum.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Signed by the parties’ authorized representatives on the dates written below.

Google Inc.		Uber Technologies, Inc.

By:	/s/ Philipp Schindler	By:	/s/ Emil Michael
Print Name: Philipp Schindler		Print Name: Emil Michael
Title:	Authorized Signatory	Title:	SVP, Business
Date: October 29, 2015		Date:	October 28, 2015

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ATTACHMENT 1

TO

SERVICE ADDENDUM A:

Approved Customer Implementations and New Customer Implementations

1.	“Approved Customer Implementations” are the following:

(A)

Uber Consumer App and Uber Driver App (which are used in connection with Customer products and services (for example, UberBLACK, UberX, UberPOP, UberPOOL, Uber for Business, UberRUSH and UberEATS and temporary Customer promotions (for example, UberICECREAM)).

(B)

“Map with Trip” feature in an external Customer API, which means a feature where Customer provides a map tile with real-time vehicle location to users of its external API so that those users can display to End Users the progress of a ride or delivery. Other than Map with Trip, Customer is not permitted to use Google APIs in any external Customer APIs unless mutually agreed in writing.

(C)

Free Concierge App, which means a Customer-branded (not white-labeled) application that Customer provides to a business, organization, or individual that enables that party to arrange transportation of people or items on behalf of an End User, including applications where the End User does not directly pay for, or directly order, the ride or delivery. The following Customer-branded applications are examples of Free Concierge Apps:

(i)	an application that lets a hotel concierge order a ride on behalf of a hotel guest where the hotel guest’s account may then be charged for the ride;

(ii)

an application that lets a clinic order a ride for a patient, where the ride may be paid for by the clinic, the patient, or the patient’s insurance carrier, and the ride progress can be monitored by the clinic (for example, a notification that the patient has arrived home safely);

(iii)	an application that lets a business order food for its employees, where the food may be paid for by the business; and

(iv)

an application that lets a business list a Customer-branded (and not white-labeled) shipping option (for example, “Ship today with UberRUSH”), where the shipping charge may be paid for by the business.

2.	“New Customer Implementations” are implementations that were not previously approved as Approved Customer Implementations, but are:

(A)	owned or controlled by Customer;

(B)	used for the purpose of transporting people or items;

(C)	compliant with all other Agreement terms; and

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(D)	subject to New Customer Implementation variable pricing and New Customer Implementation Use Limits, unless otherwise mutually agreed in writing.

3.

Updating and Modifying Approved Customer Implementations and Adding New Customer Implementations. As of the Maps APIs Addendum Effective Date, the following processes will apply; Google may reasonably update these processes during the Maps APIs Addendum Term upon written notice to Customer (which may be by email):

(A)	Updating Approved Customer Implementations. Customer may update an Approved Customer Implementation as long as it still meets the existing definition of an Approved Customer Implementation.

(B)

Modifying Approved Customer Implementations. Customer may modify an Approved Customer Implementation so that it still meets the existing definition of an Approved Customer Implementation but is made available to End Users through a new app or domain (for example, Customer may split up the Uber Consumer App functionality into multiple apps, or combine apps into a single app). If Customer makes such a modification, then Customer will do the following:

(i)

For new web applications, set up a unique Channel ID for that web application under the existing Client ID(s) by following the documentation at https://developers.google.com/maps/documentation/business/clientside/quota#usage_reports.

(ii)

For new mobile applications, setup anew API Key for that mobile application under the existing Project ID(s) by following the documentation at https://developers.google.com/maps/documentation/business/mobile/android/auth#your_api_key.

(iii)	Email the following information to Google at [***]@google.com]:

(a)	name of the application;

(b)	brief description of the application’s features and functions (and whether it is a mobile or web application);

(c)	brief description of how the Services are used within the application; and

(d)	Channel ID and/or API Key package name.

(C)	Adding New Customer Implementations.

(1)	If Customer wants to use the Services in a New Customer Implementation, then Customer will email the following information to Google at [***]@google.com:

(a)	name of the application;

(b)	brief description of the application’s features and functions (and whether it is a mobile or web application);

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c)	brief description of how the Services are used within the application; and

(d)	estimated usage of each of the Services within the application for the next 12 months.

(2)

After Google receives the information in Subsection (1), Google will confirm whether the New Customer Implementation meets the criteria in Section 2 above, and if so, will provide Customer with an appropriate set of Client/Project IDs within 10 business days of Customer’s request.

4.	Exceptions to Certain Integrator Provisions. The “Map with Trip” feature and the Free Concierge App are Integrated Solutions to the extent they are provided to a business or organization.

5.

Backend Dispatch Systems. Customer does not intend to use Google Services or Content in its backend dispatch systems and will conduct an internal review to confirm that Google Services and Content are not used. Customer will use commercially reasonable efforts to remove any Google Services and Content used in such systems within 90 days after the Effective Date, but in no event longer than 120 days from the Effective Date.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.